SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 21, 2004

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1139 Senoia Road, Suite B Tyrone, Georgia 30290 (Address of principal executive offices) (zip code)

(770) 306-7667 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7.   Financial Statements

On January 21, 2004, Speedemissions, Inc. (the “Company”) completed the acquisition of all of the assets of the businesses known and operated as Procam Emissions and Georgia Emissions (the “Acquired Assets”). The Acquired Assets constitute all of the business assets of five (5) emissions testing centers in the Atlanta, Georgia area, which the Company intends to continue to operate under the Speedemissions name.

In exchange for the Acquired Assets, the Company paid the purchase price of $1,250,000 in cash (the “Purchase Price”) to the sellers, NRH Enterprises, Inc. and Holbrook Texaco, Inc. (each a “Seller” and collectively the “Sellers”). The Sellers are unrelated parties to the Company and its affiliates, and the Purchase Price was determined by arms-length negotiations. The Purchase Price was paid in cash by the Company using funds raised in its recent private placement of $2,500,000 as reported in its Current Report on Form 8-K dated January 26, 2004 and filed with the Commission on January 29, 2004.

The purpose of this amended filing is to enclose the financial statements as required.

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A.   Financial Statements of Business Acquired.

3

Holbrook Texaco, Inc. and NRH Enterprises, Inc.

Combined Financial Statements

December 31, 2003 and 2002

4

Independent Auditors’ Report

To the Board of Directors and Stockholders of
Speedemissions, Inc.

We have audited the accompanying combined balance sheets of Holbrook Texaco, Inc. and NRH Enterprises, Inc. as of December 31, 2003 and 2002 and the related combined statements of operations, stockholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Holbrook Texaco, Inc. and NRH Enterprises, Inc. as of December 31, 2003 and 2002 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bennett Thrasher PC
Bennett Thrasher PC
Atlanta, Georgia
March 22, 2004

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Holbrook Texaco, Inc. and NRH Enterprises, Inc.

Combined Balance Sheets
December 31, 2003 and 2002

	2003	2002

Assets

Current assets:
Cash	$45,679	$142,896
Advance to stockholder	21,000	-
Other current assets	33,005	37,904

Total current assets	99,684	180,800

Property and equipment, at cost less accumulated
depreciation and amortization	167,012	242,657

Other assets	50	50

	$266,746	$423,507

Liabilities and Stockholders' Equity

Current liabilities:
Note payable to stockholder	$256,213	$263,194
Accounts payable and accrued liabilities	9,033	15,117

Total current liabilities	265,246	278,311

Commitments and contingencies

Stockholders' equity:
Class A Common stock, no par value, 20,000 shares
authorized, 10,000 shares issued and outstanding	625	625
Class B Common stock, no par value, 2,980,000 shares
authorized, 1,980,000 shares issued and outstanding	625	625
Retained earnings	250	143,946

Total stockholders' equity	1,500	145,196

	$266,746	$423,507

See accompanying notes to combined financial statements.

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Holbrook Texaco, Inc. and NRH Enterprises, Inc.

Combined Statements of Operations
For the Years Ended December 31, 2003 and 2002

	2003	2002

Revenue	$1,378,809	$1,780,724

Costs and expenses:
Cost of emissions certificates	372,390	464,601
General and administrative expenses	1,059,415	1,266,305

Net income (loss)	$(52,996)	$49,818

Basic and diluted net income (loss) per share	$(0.03)	$0.03

Weighted average shares outstanding, basic and diluted	$1,990,000	$1,990,000

See accompanying notes to combined financial statements.

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Holbrook Texaco, Inc. and NRH Enterprises, Inc.

Combined Statements of Stockholders' Equity
For the Years Ended December 31, 2003 and 2002

	Class A Common Stock		Class B Common Stock		Retained

	Shares	Amount	Shares	Amount	Earnings

Balance at January 1, 2002	10,000	$625	1,980,000	$625	$266,528

Dividends paid to stockholders	-	-	-	-	(172,400)

Net income	-	-	-	-	49,818

Balance at December 31, 2002	10,000	625	1,980,000	625	143,946

Dividends paid to stockholders	-	-	-	-	(90,700)

Net loss	-	-	-	-	(52,996)

Balance at December 31, 2003	10,000	$625	1,980,000	$625	$250

See accompanying notes to combined financial statements.

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Holbrook Texaco, Inc. and NRH Enterprises, Inc.

Combined Statements of Cash Flows
For the Years Ended December 31, 2003 and 2002

	2003	2002

Cash flows from operating activities:
Net income (loss)	$(52,996)	$49,818
Adjustments to reconcile net income (loss)
to net cash provided by operating activities:
Depreciation and amortization	75,645	86,552
Gain on sale of property and equipment	-	(18,089)
Changes in assets and liabilities:
Other current assets	4,899	34,701
Other assets	-	25,422
Accounts payable and accrued liabilities	(6,084)	3,166

Net cash provided by operating activities	21,464	181,570

Cash flows from investing activities:
Net purchases of property and equipment	-	(2,412)
Proceeds from sale of property and equipment	-	7,000

Net cash provided by investing activities	-	4,588

Cash flows from financing activities:
Advance to stockholder	(21,000)	-
Borrowings on note payable to stockholder	2,698	17,053
Payments on note payable to stockholder	(9,679)	(8,000)
Dividends paid to stockholders	(90,700)	(172,400)

Net cash used in financing activities	(118,681)	(163,347)

Net increase (decrease) in cash	(97,217)	22,811

Cash at beginning of year	142,896	120,085

Cash at end of year	$45,679	$142,896

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest	$-	$-

Cash paid during the year for income taxes	$-	$-

See accompanying notes to combined financial statements.

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Holbrook Texaco, Inc. and NRH Enterprises, Inc.

Notes to Combined Financial Statements
December 31, 2003 and 2002

Note 1: Basis of Presentation

Holbrook Texaco, Inc. (Holbrook) was incorporated on January 19, 1984 under the laws of the state of Georgia for the primary business purpose of opening, acquiring, developing and operating vehicle emission testing stations. NRH Enterprises, Inc. (NRH) was incorporated on April 2, 1986 under the laws of the state of Georgia for the primary business purpose of opening, acquiring, developing and operating vehicle emission testing stations. Each of the two companies is owned by the same family group and therefore will be presented on a combined basis. The combined entities of Holbrook and NRH will be referred to as the Company.

Note 2: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

The Company is engaged in opening, acquiring, developing and operating vehicle emissions testing stations. The federal government and a number of state and local governments in the United States (and in certain foreign countries) mandate vehicle emissions testing as a method of improving air quality.

As of December 31, 2003 and 2002, the Company operated five emissions testing stations and four mobile emissions testing vans, all of the operations were located in the metropolitan Atlanta, Georgia. The Company does business under the trade names Georgia Emissions and Procam Emissions. At its emissions testing stations, the Company uses computerized emissions testing equipment that tests vehicles for compliance with emissions standards; in the emissions testing industry, such stations are known as decentralized facilities. The Company utilizes “basic” testing systems that test a motor vehicle’s emissions while in neutral and “enhanced” testing systems that test a vehicle’s emissions under simulated driving conditions.

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized as the testing services are performed. Under current state of Georgia law, the charge for an emissions test is limited to $25.00 per vehicle, which is recorded by the Company as gross revenue. The cost of emissions certificates due to the state is $6.95 per certificate and is shown separately in the accompanying combined statements of operations. In addition to emissions testing, the Company performs some other minor automotive services. The costs of these services are netted against revenue due to insignificance.  These services represented less than five percent of the Company's revenues during the two years ended December 31, 2003.

The Company generally requires that the customer’s payment be made with cash, check or credit card; accordingly, the Company does not have significant levels of accounts receivable.

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Under current Georgia laws, if a vehicle fails an emissions test, it may be retested at no additional charge during a specified period after the initial test, as long as the subsequent test is performed at the same facility. At the time of initial testing, the Company provides an allowance for potential retest costs, based on prior retest experience and information furnished by the state of Georgia, which is comprised mainly of the labor cost associated with performing a retest. When a retest is performed, the incremental cost of performing a retest is applied against the retest allowance. For the years ended December 31, 2003 and 2002, the allowance for retest costs was not insignificant.

Revenue from sub-lease of real property (see Note 6 - Lease Revenue) is recognized as earned.

Methods of Depreciation and Amortization

Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives, as follows: emission testing equipment, seven years; vehicles, five years; and furniture, fixtures and office equipment, five years.

Leasehold improvements are amortized using the straight-line method over the lesser of the remaining lease terms or the estimated useful lives of the improvements.

Repair and maintenance costs are charged to expense as incurred. Gains or losses on disposals are reflected in operations.

Impairment

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When indicators of impairment are present, the Company evaluates the carrying amount of such assets in relation to the operating performance and future estimated undiscounted net cash flows expected to be generated by the assets or underlying businesses. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The assessment of the recoverability of assets will be impacted if estimated future operating cash flows are not achieved. In the opinion of management, no assets were impaired as of December 31, 2003 or 2002.

Income Taxes
The Company has elected to be taxed as an S corporation under the Internal Revenue Code. Accordingly, all income, losses and tax credits are reported on the stockholders’ individual income tax and any tax is paid by the stockholders.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense totaled $2,463 in 2003 and $2,374 in 2002.

Fair Value of Financial Instruments

The carrying amounts of accounts payable and accrued liabilities approximate fair value because of the short-term nature of these accounts. Management believes the carrying amount of its note payable to stockholder approximates fair value due to the short term nature of the debt.

Net Earnings and Net Loss Per Share

The net earnings and net loss per share computations for 2003 and 2002 reflect, respectively, 1,990,000 outstanding shares of the Company's common stock.

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Basic net loss per share is computed by dividing the net loss for the period by the weighted-average common shares outstanding for the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of common and potential common shares outstanding during the period, if the effect of the potential common shares is dilutive.

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments that are readily convertible into cash and have a maturity of ninety days or less when purchased. At times, cash and cash equivalent balances may exceed federally insured amounts. The Company believes it mitigates risks by depositing cash and investing in cash equivalents with major financial institutions.

Regulatory Impact

The current and future demand for the Company’s services is substantially dependent upon federal, state, local and foreign legislation and regulations mandating air pollution controls and emissions testing. If any or all of these governmental agencies should change their positions or eliminate or revise their requirements related to air pollution controls and emissions testing (including a shift to centralized facilities versus decentralized facilities), the Company could experience a significant adverse impact on its financial position and results of operations.

Recently Issued Accounting Standards

Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Debt and Equity (SFAS 150), was issued in May 2003. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both debt and equity. SFAS 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period subsequent to June 15, 2003. The effective date for certain provisions regarding mandatorily redeemable noncontrolling interests has been deferred indefinitely. The Company’s adoption of SFAS 150 has not had a material impact on its combined financial statements.

Statement of Financial Accounting Standards No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149), was issued in April 2003. SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments imbedded in other contracts. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The Company’s adoption of SFAS 149 has not had a significant impact on its combined financial statements.

Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), was issued in June 2002. SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company’s adoption of SFAS 146 has not had a significant impact on its combined financial statements.

Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Correction (SFAS 145), was issued in April 2002. SFAS 145 provides for the rescission of several previously issued accounting standards, new accounting guidance for the accounting for certain lease modifications and various technical corrections that are not substantive in nature to existing pronouncements. The Company’s adoption of SFAS 145 has not had a significant impact on its combined financial statements.

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In November 2002, the Financial Accounting Standards Board (FASB) issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. FIN 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements in FIN 45 are currently effective; the initial recognition and measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company’s adoption of FIN 45 has not had a significant impact on its combined financial statements.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46) which was revised in December 2003. FIN 46 addresses consolidation by business enterprises of variable interest entities, as defined in FIN 46; it applies to interest in special-purpose entities for periods ending after December 15, 2003. For interests in entities other than special-purpose entities, FIN 46 is applicable at various dates through 2004 and 2005. The Company does not expect FIN 46 to have a significant impact on its combined financial statements.

Note 3: Advance to Stockholder

During 2003, the Company made an unsecured, noninterest–bearing and due on demand advance to a stockholder.

Note 4: Property and Equipment

Property and equipment at December 31, 2003 and 2002 were as follows:

	2003	2002

Emission testing equipment	$436,507	$436,507
Vehicles	102,295	102,295
Furniture, fixtures and office equipment	3,412	3,412
Leasehold improvements	44,072	44,072

	586,286	586,286
Less accumulated depreciation and amortization	419,274	343,629

	$167,012	$242,657

Depreciation and amortization expense associated with property and equipment totaled $75,645 in 2003 and $86,552 in 2002.

Note 5: Note Payable to Stockholder

The Company has a promissory note payable to its majority stockholder. Such note is unsecured, noninterest–bearing (face amount of note approximated discounted amount at date of issuance) and due on demand. Amounts payable under the note totaled $256,213 at December 31, 2003 and $263,194 at December 31, 2002.

Note 6: Leasing Activities

Operating Leases

The Company leases office space and land and buildings for certain of its emission testing stations. The leases generally require that the Company pay taxes, maintenance and insurance. The leases for the emission testing stations are renewable, at the option of the Company, for specified periods. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases. Certain of the leases have been personally guaranteed by the president of the Company.

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Certain of the above leases contain scheduled base rent increases over the terms of the leases. The rent payments are charged to expense on a straight–line basis over the term of the lease. At December 31, 2003 and 2002, the excess of rent expense over cash payments was not significant.

Future minimum rental payments required under the noncancelable operating leases were as follows at December 31, 2003:

Year Ending December 31
2004	$97,650
2005	18,900

$116,550

Rent expense under all operating leases totaled $184,604 in 2003 and $197,090 in 2002.

Lease Revenue

The Company sub-leased certain real property interests to an unrelated party under an operating lease, on a month-to-month basis with no fixed expiration. Under this arrangement, the Company received $12,800 in 2003 and $21,900 in 2002.

Note 7: Equity

Common Stock

The Company is authorized to issue 20,000 shares of Class A no par value common stock, of which 5,000 shares were issued and outstanding as of December 31, 2003 for each of the combined companies (see Note 1). The Class A shares represent the voting shares of the Company.

The Company is authorized to issue 2,980,000 shares of Class B no par value common stock, of which 990,000 shares were issued and outstanding as of December 31, 2003 for each of the combined companies (see Note 1). The Class B shares represent the non-voting shares of the Company.

Note 8: Contingencies

The Company is involved in various proceedings and litigation arising in the ordinary course of business. While any proceeding or litigation has an element of uncertainty, the Company believes that the outcome of any lawsuit or claim that is pending or threatened, or all of them combined, will not have a material adverse effect on its combined financial position or results or operations.

Note 9: Subsequent Events

On January 21, 2004, the Company completed the sale of all of the assets of the Company (the Acquired Assets). The Acquired Assets constitute all of the business assets of five emissions testing stations in the Atlanta, Georgia area. In exchange for the Acquired Assets, the Company received $1,250,000 in cash (the Purchase Price). The purchasers are unrelated parties to the Company.

* * * * *

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B.   Pro Forma Financial Information.

The following unaudited pro forma condensed combined balance sheets and combined statements of operations have been derived by the application of pro forma adjustments to the historical financial statements of Speedemissions, Inc., Holbrook Texaco, Inc. and NRH Enterprises, Inc. to reflect the January 21, 2004 acquisition. Pro forma adjustments were required in the unaudited pro forma condensed combined balance sheets to account for the $2,500,000 received from issuance of Series A Convertible Stock used to fund the acquisition, the specific expenditure of $1,250,000 to make the acquisition and the consolidating and eliminating entries required to record the acquisition. Pro forma adjustments were not required in the unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined statements of operations for the period presented give effect to the acquisition of Holbrook Texaco, Inc. and NRH Enterprises, Inc. as if it had occurred at January 1, 2003. The unaudited proforma condensed combined balance sheets give effect to the acquisition of Holbrook Texaco, Inc. and NRH Enterprises, Inc. as if it had occurred on December 31, 2003.  The unaudited pro forma condensed combined balance sheets and combined statements of operations should be read in conjunction with the historical financial statements of Speedemissions and Holbrook Texaco, Inc. and NRH Enterprises, Inc. Holbrook Texaco, Inc.'s and NRH Enterprises, Inc.'s financial statements are included herein, and Speedemissions financial statements are incorporated by reference from its Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on March 30, 2004.  The unaudited proforma condensed combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited pro forma condensed combined balance sheets and combined statements of operations are based on currently available information and certain assumptions that management of Speedemissions believes are appropriate. Management of Speedemissions believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma condensed consolidated statements of operations.

The unaudited pro forma condensed consolidated statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs as discussed above. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.

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Speedemissions, Inc.

Pro Forma Condensed Combined Balance Sheets
December 31, 2003

Speedemissions, Inc.		Holbrook Texaco, Inc. and NRH Enterprises, Inc.	Pro Forma Adjustments			Pro Forma Combined

Assets

Current assets:
Cash	$9,231	$45,679	$2,234,000	(a	)	$1,038,910
			(1,250,000)	(b	)
Advance to stockholder		21,000	(21,000)	(d	)	-
Other current assets	18,398	33,005	-			51,403

Total current assets	27,629	99,684	984,000			1,111,313

Property and equipment, at cost less accumulated depreciation and amortization	509,252	167,012	-			676,264

Other assets	11,325	50	-			11,375
Goodwill	-	-	1,004,254	(c	)	1,004,254

	$548,206	$266,746	$1,967,254			$2,782,206

Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
Current portion of long-term debt
payable to related parties	$915,000	$-	-			$915,000
Accrued interest on long-term debt
payable to related parties	121,946	-	-			121,946
Note payable to stockholder	-	256,213	(256,213)	(d	)	-
Accounts payable and accrued liabilities	207,051	9,033	(9,033)	(d	)	207,051

Total current liabilities	1,243,997	265,246	(265,246)			1,243,997

Commitments and contingencies

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Speedemissions, Inc.

Pro Forma Condensed Combined Balance Sheets
December 31, 2003

Speedemissions, Inc.		Holbrook Texaco, Inc. and NRH Enterprises, Inc.	Pro Forma Adjustments			Pro Forma Combined

Stockholders' equity (deficit):

Series A convertible Preferred stock, $.001 par value, 5,000,000 shares
authorized, 2,500 shares issued or outstanding	-	-	25	(a	)	25
Common stock, $.001 par value, 100,000,000 shares authorized
16,270,619 shares issued and outstanding	16,271	-	-			16,271
Class A Common stock, no par value, 20,000 shares authorized
10,000 shares issued and outstanding	-	625	(625)	(e	)	-
Class B Common stock, no par value, 2,980,000 shares authorized
1,980,000 shares issued and outstanding	-	625	(625)	(e	)	-
Additional paid-in-capital	3,198,622	-	2,499,975	(a	)	5,432,597
			(266,000)	(a	)
Accumulated equity (deficit)	(3,910,684)	250	(250)	(e	)	(3,910,684)

Total stockholders' equity (deficit )	(695,791)	1,500	2,232,500			1,538,209

	$548,206	$266,746	$1,967,254			$2,782,206

See accompanying notes to combined financial statements.

(a)	To record the issuance of 2,500 shares of Series A Convertible Preferred Stock by the Company for $2,500,000
net of $266,000 for advisors fees and issuance costs, to provide funds for this and a subsequent acquisition.

(b)	To record the purchase of the assets of Holbrook Texaco, Inc and NRH Enterprises, Inc. for $1,250,000

(c)	To record goodwill resulting from the purchase of the assets of Holbrook Texaco, Inc and NRH Enterprises, Inc.

(d)	To eliminate the advance to stockholder and liabilities which were not assumed in the acquisition of Holbrook Texaco, Inc and NRH Enterprises, Inc.

(e)	To eliminate the equity accounts of Holbrook Texaco, Inc and NRH Enterprises, Inc due to the acquisition.

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Speedemissions, Inc.

Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)			(f)
		Holbrook Texaco, Inc and	Pro Forma	Pro Forma
	Speedemissions, Inc.	NRH Enterprises, Inc.	Adjustments	Consolidated

Revenue	$612,948	$1,378,809	$-	$1,991,757

Costs and expenses:
Cost of emission certificates	173,495	372,390	-	545,885
General and administrative expenses	1,781,370	1,059,415	-	2,840,785

Loss from operations	(1,341,917)	(52,996)	-	(1,394,913)
Interest expense	137,276	-	-	137,276

Loss before income tax benefit	(1,479,193)	(52,996)	-	(1,532,189)
Benefit for income taxes	-	-	-	-

Net loss	$(1,479,193)	$(52,996)	-	$(1,532,189)

Basic and diluted net loss
per share	$(0.16)	$(0.03)	$-	$(0.17)

Weighted average shares
outstanding, basic and diluted	9,009,795	1,990,000	(1,990,000)	9,009,795

(f) No pro forma adjustments were required in consolidating the operating results of Speedemissions, Inc., Holbrook Texaco, Inc.
and NRH Enterprises, Inc.

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EXHIBITS

Item No.	Description

2.1*	Asset Purchase Agreement dated January __, 2004.

*   Incorporated by reference from our Current Report on Form 8-K dated and filed with the Commission on February 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2004	Speedemissions, Inc.,
a Florida corporation

By: Richard A. Parlonteiri
Its: President

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